SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-INTEREP NATL RADIO

                    GABELLI SECURITIES, INC.
                                 4/12/02            4,000             2.9125
                    GAMCO INVESTORS, INC.
                                 4/05/02            4,000-             *DO
                                 3/15/02              800             4.8000
                                 3/13/02              200             4.6000
                    GABELLI ADVISERS, INC.
                                 4/12/02           20,000             2.9425


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.





























                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           CONVERTIBLE PREFERRED STOCK SERIES A-INTEREP NATL RADIO

                    GABELLI FUNDS, LLC
                        GABELLI SMALL CAP GROWTH FUND
					   5/03/02           20,000           100.0000
                        GABELLI MULTIMEDIA TRUST
                                 5/03/02           10,000           100.0000
                        GABELLI CONV. SECURITIES FUND
                                 5/03/02           14,000           100.0000
                    GABELLI ADVISERS, INC.
                                 5/03/02            6,000           100.0000

(1)	THE SHARES WERE PURCHASED FROM THE ISSUER IN A PRIVATE PLACEMENT
OFFERING.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.






























                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED
                                  DATE            SOLD(-)

           WARRANTS-INTEREP NATL RADIO

	             GABELLI FUNDS, LLC
                        GABELLI SMALL CAP GROWTH FUND
					   5/03/02          125,000
                        GABELLI MULTIMEDIA TRUST
                                 5/03/02           62,500
                        GABELLI CONV. SECURITIES FUND
                                 5/03/02           87,500
                    GABELLI ADVISERS, INC.
                                 5/03/02           37,500

(1)	THE WARRANTS WERE PURCHASED FROM THE ISSUER IN A PRIVATE PLACEMENT
OFFERING WITH THE CONVERTIBLE PREFERRED STOCK FOR THE AGGREGATE
CONSIDERATION SHOWN ON THE PRECEDING PAGE.